UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2018

Central Index Key Number of the issuing entity: 0001745529

Benchmark 2018-B5 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-206361-15	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York	10179
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Original Form 8-K”), dated and filed as of August 20, 2018, with respect to Benchmark 2018-B5 Mortgage Trust. The purpose of this amendment is to file the executed versions of the agreements previously filed as Exhibit 4.1 (the “Pooling and Servicing Agreement”), Exhibit 99.1 Exhibit 99.2 and Exhibit 99.3 to the Original Form 8-K and (2) file the amended and restated intercreditor agreement referred to in Item 8.01 below. No other changes have been made to the Original Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Item 8.01.  Other Events.

On September 17, 2018, the intercreditor agreement related to the Mortgage Loan identified as “Overland Park Xchange” on Exhibit B to the Pooling and Servicing Agreement, which was previously filed as Exhibit 99.14 of the Original Form 8-K, was amended pursuant to an amended and restated co-lender agreement, dated as of September 17, 2018 by and between Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B5, as note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2A holder, and JPMorgan Chase Bank, National Association, as initial note A-2B holder. The purpose of the amendment was to reflect the split of note A-2 into notes A-2A and note A-2B. Accordingly, Exhibit 99.14 of the Original Form 8-K, is hereby amended and restated in its entirety by the amended and restated co-lender agreement attached hereto as Exhibit 99.14.

Section 9.	Financial Statements and Exhibits.
Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
	4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

	99.1	Mortgage Loan Purchase Agreement, dated as of August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.

	99.2	Mortgage Loan Purchase Agreement, dated as of August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and Citi Real Estate Funding Inc.

	99.3	Mortgage Loan Purchase Agreement, dated as of August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and German American Capital Corporation.

99.14

Amended and Restated Co-Lender Agreement, dated as of September 17, 2018 by and between Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B5, as note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2A holder, and JPMorgan Chase Bank, National Association, as initial note A-2B holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Dwayne McNicholas
Name: Dwayne McNicholas
Title: Vice President

Dated: September 20, 2018

Benchmark 2018-B5 – 8-K/A (Executed Documents)

Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and JPMorgan Chase Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and Citi Real Estate Funding Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of August 21, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp. and German American Capital Corporation.

99.14	Amended and Restated Co-Lender Agreement, dated as of September 17, 2018 by and between Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B5, as note A-1 holder, JPMorgan Chase Bank, National Association, as initial note A-2A holder, and JPMorgan Chase Bank, National Association, as initial note A-2B holder.